UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2003

                                 --------------


                             Sel-Leb Marketing, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                        1-13856                      11-3180295
-----------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




ITEM 5.   OTHER EVENTS.

            On April 21,2003, Sel-Leb Marketing, Inc. (the "Company") issued a press release announcing receipt of a notice from NASDAQ concerning possible delisting of its securities. The press release is attached hereto as Exhibit 99.1


            On April 25,2003, the Company issued a press release announcing that it has submitted a request for a hearing to appeal the possible delisting of the Company's securities from NASDAQ. The press release is attached hereto as
Exhibit 99.2


            Subsequently on April 25, 2003, the Company received notification from the Nasdaq Listing Qualifications Panel that the Company has been granted a hearing before the Panel, to be held on May 22, 2003. The delisting action referred to in the Company's public disclosures of April 21, 2003 and April 25, 2003 has been stayed, pending the hearing. There can be no assurance that the Panel will grant the Company's request for continued listing.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by Sel-Leb Marketing, Inc. on April 21, 2003.



               99.2 Press Release issued by Sel-Leb Marketing, Inc. on April 25, 2003.




                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SEL-LEB MARKETING, INC.
                                              (Registrant)



Dated:  May 6, 2003                           By: /s/ George Fischer
                                              -------------------------
                                              Name:  George Fischer
                                              Title: Chief Financial Officer

                                 Exhibit Index
                                 -------------


          99.1   Press release issued by Sel-Leb Marketing, Inc. on
                 April 21, 2003.



          99.2   Press Release issued by Sel-Leb Marketing, Inc. on
                 April 25, 2003.